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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 5, 1995




                           SUN COAST INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)





             Delaware                   0-10937              59-192968
   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)            File Number)       Identification No.)



                         2700 South Westmoreland Avenue
                              Dallas, Texas 75233
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (214) 373-7864





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ITEM 5.  OTHER EVENTS.

         On June 6, 1995, the Board of Directors of Sun Coast Industries, Inc. (the "Company") declared a dividend of one common stock purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Company. The dividend was paid on July 6, 1995, to stockholders of record of the Common Stock on that date. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), a copy of which has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K; Date of Report (Date of earliest event reported: June 6, 1995).

         On December 5, 1995, the Board of Directors of the Company approved Amendment No. 1 to the Rights Agreement between the Company and the Rights Agent (the "Amendment"). The Amendment amends the Rights Agreement in two ways. First, James M. Hoak has been excluded from the definition of "Acquiring Person" as set forth in Section 1(a) of the Rights Agreement unless and until Mr. Hoak, together with any of his affiliates or associates, acquires twenty percent (20%) or more of the outstanding Common Stock of the Company. Second, the Amendment otherwise lowers the threshold of beneficial ownership of an "Acquiring Person" for triggering the flip-in provisions of the Rights Agreement from twenty percent (20%) to fifteen percent (15%). Under the Rights Agreement before the Amendment, the flip-in provisions of the Rights Agreement were not triggered until an Acquiring Person owned twenty percent (20%) or more of the outstanding Common Stock of the Company.

         The Amendment is attached hereto as Exhibit 4. The foregoing description of the Amendment is qualified by reference to such Exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)     Exhibits

                       Item       Exhibit

                       4. Amendment No. 1 to Rights Agreement, dated as of December 5, 1995, between Sun
                                  Coast Industries, Inc. and American Stock
                                  Transfer & Trust Company, which includes as
                                  Exhibit A thereto a complete copy of the Rights Agreement, as amended by Amendment No. 1.





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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SUN COAST INDUSTRIES, INC.



Date:  December 11, 1995                By: /s/ Cynthia R. Morris
                                            -----------------------------------
                                            Cynthia R. Morris,
                                            Chief Financial Officer





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                               INDEX TO EXHIBITS


Item
Number             Exhibit
------             -------
[S]                [C]
4                  Amendment No. 1 to Rights Agreement, dated as of
                   December 5, 1995, between Sun Coast Industries, Inc. and
                   American Stock Transfer & Trust Company, which includes as
                   Exhibit A thereto a complete copy of the Rights Agreement, as amended by Amendment No. 1.